                                 SECOND AMENDMENT
                                 -----------------

          This is the SECOND AMENDMENT (this "Amendment"), dated as of August 18, 1999, among WESLEY JESSEN VISIONCARE, INC. ("Holdings"), WESLEY JESSEN CORPORATION (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                 WITNESSETH:

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 19, 1997 and amended and reinstated as if September 10, 1997 and further amended by a First Amendment and Consent dated as of June 9, 1998 (as modified, supplemented and amended to, but not including the date hereto, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Agent and the Banks agree to the amendments provided herein, and the Agent and the Banks (subject to the terms and conditions hereof) are willing to agree to such amendments;

          NOW, THEREFORE, it is agreed:

          1. Paragraph 8.05(g) of the Credit Agreement is amended by substituting "$32,000,000" for "$22,000,000", so that the paragraph now reads as follows:

          "(g) The Borrower may make intercompany loans and advances to any of its Subsidiaries and any Subsidiary of the Borrower may make intercompany loans and advances to the Borrower or any other Subsidiary of the Borrower (collectively, "Intercompany Loans"), provided, that (w) at no time shall the aggregate outstanding principal amount of Intercompany Loans made pursuant to this clause (g) by the Borrower and its Domestic Subsidiaries to Foreign Subsidiaries, when added to the amount of contributions, capitalization and forgiveness therefore made pursuant to clause (1) exceed $32,000,000 (determined without regard to any write-downs or write-offs or such loans and advances), (x) each Intercompany Loan made by a Foreign Subsidiary to the Borrower or a Domestic Subsidiary shall contain the subordination provisions set forth on Exhibit K, (y) each Intercompany Loan shall be evidenced by an Intercompany Note and (z) each such Intercompany Note (other than (1) Intercompany Notes issued by Foreign Subsidiaries to the Borrower or Domestic Subsidiaries and (2) Intercompany Notes held by Foreign Subsidiaries) shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;"

          2. Paragraph 8.05(l) of the Credit Agreement is amended by substituting "$32,000,000" for "$22,000,000", so that the paragraph now reads as follows:

               "(1) the Borrower and its Domestic Subsidiaries may make cash capital contributions to Foreign Subsidiaries, and may capitalize or forgive any Indebtedness owed to them by a Foreign Subsidiary and outstanding under clause (g) of this Section 8.05, provided, that the aggregate amount of such contributions, capitalization and forgiveness made pursuant to this clause (1), when added to the aggregate outstanding principal amount of Intercompany Loans made to Foreign Subsidiaries under clause (g) (determined without regard to any write-downs or write-offs thereof) shall not exceed an amount equal to $32,000,000;"

          3. Paragraph 8.05(x) of the Credit Agreement is amended by substituting respectively, "$15,000,000" for "$7,500,000" in both places, so that the paragraph now reads as follows:

               "(x) in addition to investments permitted by clauses (a) through
          (w) above, so long as no Default or Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries may make additional loans, advances and investments to or in a Person so long as the amount of any such loans, advance or investment (at the time of the making thereof) does not exceed an amount equal to the sum of (A) $15,000,000 less the aggregate amount of such $15,000,000 previously used to make loans, advances and investments pursuant to this clause
          (x) to the extent same are then still outstanding (determined without regard to any write-downs or write-offs thereof and net of cash repayments of principal in the case of loans and cash equity returns (whether as a dividend or redemption) in the case of equity investments) plus (B) an amount equal to the Cumulative Income and Equity Amount at such time; provided, that (1) any loan, advance or investment made with the Cumulative Income and Equity Amounts shall be in or to a Person of which the Borrower owns (directly or indirectly) at least a majority economic and voting interest (including the interest purchase or to be purchased with the respective investment) and (2) neither the Borrower nor any of its Subsidiaries may make or own any investments in Margin Stock."

          4.   Notwithstanding anything to the contrary contained in Section
     8.06 of the Credit Agreement, in addition to any other Dividends permitted under such Section, (a) at any time and from time to time Holdings may redeem or purchase shares of Holdings Common Stock, provided that the aggregate amount expended by Holdings to redeem or purchase such Holdings Common Stock pursuant to this Amendment, when added to the aggregate amount expended for such purpose pursuant to Section 2 of the First Amendment and Consent, dated as of June 9, 1998, in connection with the Credit Agreement, shall not exceed $50,000,000 and (b) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings so long as the cash proceeds thereof are promptly used by Holdings for the purpose described in clause (a) above.

          5. Paragraph 8.08(a) of the Credit Agreement is amended by substituting respectively, "December 31, 2000" for "December 31, 1999", "$95,000,000" for "$37,900,000", "$35,000,000" for "$25,000,00", and
     "$35,000,000" for "$10,000,000", so that the paragraph now reads as follows:

               "8.08 Capital Expenditures. (a) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that: (i) during the period commencing on July 1, 1997 and ending December 31, 2000, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $95,000,000 (provided that such Capital Expenditures shall not exceed $35,000,000 in any fiscal year of the Borrower) and (ii) during any fiscal year thereafter the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed $35,000,000."

          6. In order to induce the Agent and the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the date hereof and on the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Agent.

          9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF TBE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          10. This Amendment shall become effective on the date, on or after the date of this Amendment, (the "Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent.

          11. From and after the Amendment Effective Date, all references in the Credit Agreement and in each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                              WESLEY JESSEN VISIONCARE, INC.

                              By: /s/ Edward J. Kelley
                                 -----------------------------
                                 Name: Edward J. Kelley
                                 Title: V.P. and Chief Financial Officer


                              WESLEY JESSEN CORPORATION


                              By:/s/ Edward J. Kelley
                                 -----------------------------
                                 Name:  Edward J. Kelley
                                 Title: V.P. and Chief Financial Officer


                              BANKERS TRUST COMPANY,
                                 individually and as Agent


                              By:/s/ Mary Kay Coyle
                                 -----------------------------
                                 Name:  Mary Kay Coyle
                                 Title: Managing Director


                              THE FIRST NATIONAL BANK OF
                                 CHICAGO


                              By:/s/ Julia A. Bristow
                                 ------------------------------
                                 Name:  Julia A. Bristow
                                 Title: Managing Director


                              FLEET NATIONAL BANK


                              By:/s/   Andy Sassine
                                 ------------------------------
                                 Name:  Andy Sassine
                                 Title: Vice President

                                       HARRIS TRUST AND SAVINGS BANK


                                       By: /s/ Lee A. Vandermyde
                                          ----------------------------
                                          Name:  Lee A. Vandermyde
                                          Title: Managing Director


                                       LASALLE NATIONAL BANK


                                       By: /s/ Sara K. Tenbroer
                                          ----------------------------
                                          Name:  Sara K. Tenbroer
                                          Title: Vice President


                                       NATIONAL BANK OF CANADA


                                       By: /s/ Jonathan M. Millard
                                          --------------------------------
                                          Name:  Jonathan M. Millard
                                          Title: Assistant Vice President


                                       By: /s/ William W. Mucker
                                          ------------------------------
                                          Name:  William W. Mucker
                                          Title: Assistant Vice President


                                       SOCIETE GENERALE


                                       By: /s/ John J. Wagner
                                          -------------------------------
                                          Name:  John J. Wagner
                                          Title: Vice President


                                       BANK POLSKA KASA OPIEKI, SA


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

                                       NATIONAL CITY BANK OF MICHIGAN/ILLINOIS


                                       By:/s/ Mark R. Long
                                          -----------------------------
                                          Name:  Mark R. Long
                                          Title: Vice President